Exhibit 23(a)


                            INDEPENDENT AUDITORS' CONSENT
                            -----------------------------

             We consent to the incorporation by reference in this Registration Statement of Photronics, Inc. on Form S-8 of our report dated December 12, 1995 appearing in the Annual Report on Form 10-K of Photronics, Inc. for the year ended October 31, 1995.


          /s/ Deloitte & Touche LLP

          DELOITTE & TOUCHE LLP



          April 4, 1996